POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the “Registrant”) for the fiscal year ended December 31, 2002 (“Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of March 2003.

/S/ FRANKLIN E. AGNEW
Franklin E. Agnew Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the “Registrant”) for the fiscal year ended December 31, 2002 (“Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of March 2003.

/S/ FREDERIC K. BECKER
Frederic K. Becker Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the “Registrant”) for the fiscal year ended December 31, 2002 (“Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of March 2003.

/S/ GILBERT F. CASELLAS
Gilbert F. Casellas Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the “Registrant”) for the fiscal year ended December 31, 2002 (“Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of March 2003.

/S/ JAMES G. CULLEN
James G. Cullen Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the “Registrant”) for the fiscal year ended December 31, 2002 (“Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of March 2003.

/S/ ALLAN D. GILMOUR
Allan D. Gilmour Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the “Registrant”) for the fiscal year ended December 31, 2002 (“Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of March 2003.

/S/ WILLIAM H. GRAY
William H. Gray Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the “Registrant”) for the fiscal year ended December 31, 2002 (“Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of March 2003.

/S/ JON F. HANSON
Jon F. Hanson Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the “Registrant”) for the fiscal year ended December 31, 2002 (“Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of March 2003.

/S/ GLEN H. HINER
Glen H. Hiner Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the “Registrant”) for the fiscal year ended December 31, 2002 (“Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of March 2003.

/S/ CONSTANCE J. HOMER
Constance J. Homer Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the “Registrant”) for the fiscal year ended December 31, 2002 (“Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of March 2003.

/S/ BURTON G. MALKIEL
Burton G. Malkiel Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the “Registrant”) for the fiscal year ended December 31, 2002 (“Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of March 2003.

/S/ IDA F.S. SCHMERTZ
Ida F.S. Schmertz Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the “Registrant”) for the fiscal year ended December 31, 2002 (“Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of March 2003.

/S/ RICHARD M. THOMSON
Richard M. Thomson Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the “Registrant”) for the fiscal year ended December 31, 2002 (“Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of March 2003.

/S/ JAMES A. UNRUH
James A. Unruh Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the “Registrant”) for the fiscal year ended December 31, 2002 (“Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of March 2003.

/S/ STANLEY C. VAN NESS
Stanley C. Van Ness Director